SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-THOMAS NELSON INC

          GAMCO INVESTORS, INC.
                                 8/10/99              500            10.0000
                                 7/30/99            3,000            11.0000
                                 7/29/99            1,600            11.0000
                                 7/28/99            2,400            11.1250
                                 7/27/99              400            11.0000
                                 7/27/99            2,600            11.1861
                                 7/27/99            2,000            11.1861
                                 7/21/99            7,000            11.7143
                                 7/20/99              500-           11.1875
                                 7/15/99              500-           11.0000
                                 7/13/99            4,000-           11.1641
                                 7/06/99            3,000            11.2042
                                 7/02/99            5,000            11.3750
                                 6/28/99            1,000-           10.8750
                                 6/24/99            2,000-           10.9844
                                 6/22/99            6,000-             *DO
                                 6/17/99            4,000            11.1406
          GABELLI FUNDS, LLC.
               THE GABELLI ASSET FUND
                                 8/16/99            5,000            10.3375
               THE GABELLI CAPITAL ASSET FUND
                                 8/11/99            3,000            10.1125











          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.